UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

American International Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Supplemental Notice
In light of the COVID-19 outbreak, for the safety and well-being of our shareholders and employees, and taking into account the protocols of local, state and federal governments, we have determined that the 2020 Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Please disregard the physical meeting location information referenced in the enclosed materials as the decision to hold a virtual meeting in lieu of a physical meeting was made subsequent to the printing of these materials.
To participate in the virtual meeting, you will need the 16-digit control number included in your Notice, proxy card or voting instruction form. The meeting webcast will begin promptly at 11:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m., Eastern Daylight Time. If you experience technical difficulties during the check-in process or during the meeting please call 800-586-1548 (U.S.) or 303-562-9288 (International) for assistance
You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting
www.virtualshareholdermeeting.com/AIG2020.
We encourage you to vote your shares prior to the Annual Meeting. If you would like to vote your shares at the Annual Meeting, you may vote online by following the instructions at www.virtualshareholdermeeting.com/AIG2020. Have your Notice, proxy card or voting instruction form available when you access the virtual meeting web page.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2020.

AMERICAN INTERNATIONAL GROUP, INC.

AIG

AMERICAN INTERNATIONAL GROUP, INC.
175 WATER STREET
NEW YORK, NY 10038

E94115-P33041

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 18, 2020
Date: May 13, 2020 **Time:** 11:00 a.m. EDT
Location: 175 Water Street
New York, NY 10038

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you attend the Annual Meeting, please bring with you photo identification and evidence of ownership of AIG Common Stock as of the close of business on March 18, 2020. The proxy statement contains specific instructions on how to vote these shares at the meeting.

Vote By Internet: To vote by internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Your proxy by internet must be received by 11:59 p.m. Eastern Daylight Time on May 12, 2020.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Your proxy by mail must be received by 10:00 a.m. Eastern Daylight Time on May 13, 2020.

Vote By Telephone: To vote by telephone, go to www.proxyvote.com. Use the telephone number provided on the website to vote up until 11:59 p.m. Eastern Daylight Time on May 12, 2020.

E94116-P33041

Voting Items

The Board of Directors Recommends a Vote FOR each of the Nominees for Election, FOR Proposals 2, 3, 4 and 5, and AGAINST Proposal 6.

1. Election of Directors

Nominees:

1a. W. DON CORNWELL

1b. BRIAN DUPERREAULT

1c. JOHN H. FITZPATRICK

1d. WILLIAM G. JURGENSEN

1e. CHRISTOPHER S. LYNCH

1f. HENRY S. MILLER

1g. LINDA A. MILLS

1h. THOMAS F. MOTAMED

1i. PETER R. PORRINO

1j. AMY L. SCHIOLDAGER

1k. DOUGLAS M. STEENLAND

1l. THERESE M. VAUGHAN

2. To vote, on a non-binding advisory basis, to approve executive compensation.

3. To act upon a proposal to amend and restate AIG's Amended and Restated Certificate of Incorporation to restrict certain transfers of AIG Common Stock in order to protect AIG's tax attributes.

4. To act upon a proposal to ratify the amendment to extend the expiration of the American International Group, Inc. Tax Asset Protection Plan.

5. To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as AIG's independent registered public accounting firm for 2020.

6. To vote on a shareholder proposal to give shareholders who hold at least 10 percent of AIG's outstanding common stock the right to call special meetings.

E94117-P33041